                              [STOCK CERTIFICATE]
------------------------------------------------------------------------------

           NUMBER                                          SHARES
          L              QUESTRON TECHNOLOGY, INC.

      6,000,000 SHARES SERIES B 2% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                        PAR VALUE ONE ($.01) CENTS EACH


                                                     SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS
                                                     CUSIP 748372 30 7

------------------------------------------------------------------------------

THIS CERTIFIES that:              PREFERRED STOCK
                                  ---------------





is the owner of


-------------------------------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B 2% CUMULATIVE CONVERTIBLE
                              PREFERRED STOCK OF

                          QUESTRON TECHNOLOGY, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and qualifications, limitations or restrictions of such preferences and/or rights.
     This certificate is not valid unless countersigned by the Transfer Agent.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

--------------                    [THE CORPORATE SEAL APPEARS HERE]


Dated
--------------


/s/ Milton M. Adler                              /s/ Dominic A. Polimeni
    SECRETARY                                        PRESIDENT

------------------------------------------------------------------------------


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK)       TRANSFER AGENT
                             AND REGISTRAR


By                    AUTHORIZED SIGNATURE

	The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

UNIF GIFT MIN ACT - _______________ Custodian ________________
                        (Cust)                    (Minor)
                          under Uniform Gifts to Minors
                          Act _____________
                                 (State)


    Additional abbreviations may also be used though not in the above list.

      For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
:-------------------------------------:
:                                     :
:-------------------------------------:


_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________



                             ______________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER









_______________________________________________________________________________
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY